               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  December 19, 2001


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


       Delaware                  1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

American  Airlines,  Inc.,  a  wholly  owned  subsidiary  of  AMR
Corporation, is furnishing herewith certain data regarding its unit costs, capacity, traffic and fuel, a monthly update, and an updated fleet plan.









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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  December 19, 2001


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AMR EAGLE EYE


                                     December 17, 2001


     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, earnings, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 to the company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, higher than expected integration costs, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2000.

Monthly Update

Attached is our monthly guidance on unit cost, fuel, traffic and capacity. As with recent month's update, we are including information for TWA LLC and have included TWA in the AMR unit cost guidance.

Additionally, unit costs for the Fourth Quarter are expected to be somewhat higher than earlier estimates due to higher than planned security and insurance costs.

Finally, as a follow-up to the recent series of aircraft retirement announcements and changes to planned deliveries, we have also attached an updated fleet plan reflecting the changes through 2002. As always, this plan remains subject to change.

Please call if you have additional questions.




                                    Michael Thomas
                                    Director, Investor Relations
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 AMR EAGLE EYE

 Unit Costs

        AMR Consolidated Cost per ASM (in cents) Including TWA LLC
                                                Actual Actual  ---Forecast---
                                                Oct    Nov     Dec   4Q01
               AMR Cost per ASM                11.8   12.2    11.8   11.9

        American Mainline Operations Cost per ASM (in cents)
                                                Actual Actual  ---Forecast---
                                                 Oct     Nov    Dec    4Q01
               AA Cost per ASM                  11.3   11.7    11.3   11.5
               Prior Year (2000) Restated*      11.0   10.9    11.6   11.2

        TWA LLC Operating Cost per ASM (in cents)

                                                 Actual Actual  ---Forecast---
                                                  Oct    Nov    Dec    4Q01
               TWA Cost per ASM                  11.8   12.8    12.2   12.2

        Capacity, Traffic and Fuel


                                                 Actual Actual  ---Forecast---
                                                  Oct     Nov    Dec    4Q01
        AA Mainline Ops:
               Capacity (yr/yr)                 -15.4% -15.5%  -11.2% -14.1%
               Traffic (yr/yr)                  -27.9% -19.8%  -15.3% -21.2%

               Fuel (cents/gal incl. tax)          78     74      67     73
               Fuel Consumption (mil. gal.)       213     203    219    635

        American Eagle:
               Capacity (yr/yr)                  -3.0%   -4.5%  -1.7%  -3.1%
               Traffic (yr/yr)                  -10.0%   -4.9%  -4.3%  -6.5%

        TWA Airlines LLC:
               Capacity (000,000) ASMs           1,952   1,821  1,831  5,604
                     yr/yr                         -38%    -40%   -40%   -39%
               Traffic (000,000) RPMs            1,095   1,117  1,072  3,284
                     yr/yr                         -51%    -47%   -47%   -48%

* Certain airline related small businesses have been reclassified under American Mainline Operations (e.g. contract maintenance and magazine).
As a result, we have provided restated numbers for 2000 on a comparable basis. Please note that this minor change does not impact AMR Consolidated numbers.


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
          AMR Fleet Summary YE2000 to YE2002*
American Airlines
                    On Hand  YOY Change         On Hand
Aircraft Type       YE 2000     2001     2002   YE 2002
MD11                   7        (7)                0
B777                   27        13        3       43
B767-3ER               49                          49
B767-2ER               22       (1)                21
A300 ER                10                          10
B767-200               8                           8
A300 2-Class           25       (1)                24
B757                  102        15        6      123
B737                   51        26                77
B727                   60       (27)     (33)      0
MD90                   5        (5)                0
MD82/83/87            276       (17)              259
F100                   75       (1)                74
Total AA Fleet
Inc./(Dec.)                     (5)      (24)     (29)
Total AA Fleet        717       712       688     688

                       At
Ex - TWA             Close    YOY Change         On Hand
Aircraft Type     09-Apr-01     2001     2002   YE 2002
B767-300ER             9                  (3)      6
B757                   27                          27
MD82/83               103                         103
B717                   15        15                30
DC9                    19       (19)               0
Total ex TWA Fleet
Inc./(Dec.)                     (4)       (3)     (7)
Total ex TWA Fleet    173       169       166     166

                    On Hand  YOY Change         On Hand
Aircraft Type       YE 2000     2001     2002   YE 2002
Combined Fleet
Inc/(Dec)                       164      (27)     137
Combined Fleet        717       881       854     854

American Eagle
                    On Hand  YOY Change         On Hand
Aircraft Type       YE 2000     2001     2002   YE 2002
Saab 340              104       (13)     (15)      76
ATR-42                 31       (7)       (8)      16
S-ATR                  43                 (1)      42
    Turboprop Totals  178       (20)     (24)     134

Embraer ERJ-145        50        6                 56
Embraer ERJ-135        33        7                 40
Embraer ERJ-140        0         15       28       43
CRJ-700                0         2         9       11
Total AE Fleet
Inc./(Dec.)                     10       13       23
Total AE Fleet        261       271       284     284

* Summary includes firm aircraft orders and planned fleet retirements.